Related Party Transactions	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Related Party Transactions

14. Related Party Transactions

The Company leases its headquarters office space in Minnesota from an entity controlled by a member of the Company’s board of directors and controlling stockholder of the Company, which is considered a related party (see Note 7). The lease is considered a common control leasing arrangement. The lease liability due to the stockholder was approximately $0.6 million at December 31, 2023 and December 31, 2022. The rent expense was immaterial for the years ended December 31, 2023 and 2022.

The Company received several loan financings from stockholders between 2012 to 2023 (see Note 9).